                 TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Glossary of Terms................................   4
Portfolio Management Review......................   5
Portfolio Highlights.............................   8
Portfolio of Investments.........................   9
Statement of Assets and Liabilities..............  12
Statement of Operations..........................  13
Statement of Changes in Net Assets...............  14
Statement of Cash Flows..........................  15
Financial Highlights.............................  16
Notes to Financial Statements....................  17
Report of Independent Accountants................  21

SFR ANR 9/98

                             LETTER TO SHAREHOLDERS

August 26, 1998

Dear Shareholder,

       Recently, we decided to
consolidate all Van Kampen American
Capital funds under the single name of
Van Kampen Funds. This move accompanies
the change in the legal name of our
firm to Van Kampen Funds Inc. You can
be assured that the change in your
Fund's name will not affect its
management or daily operations. If you
have any questions regarding your
investment or our new name, please
contact your financial adviser.

ECONOMIC REVIEW

       The economic conditions of the
past five years have been quite
favorable, and they have continued to
be so since the Fund's inception. With a high level of employment and a low rate of inflation preserving the consumer's buying power, consumer confidence has been high. In general, businesses have enjoyed a steady run of solid corporate earnings. Add to this scenario the prospect of a balanced federal budget--even the potential for a large budget surplus--and the strength of the financial markets is not difficult to understand.

       On the other hand, the recent currency collapse in Southeast Asia reminds us once again that no investment environment is without risk. The resulting market turmoil took investors for a wild ride in the financial markets, as market participants speculated on the impact of the Asian financial crisis on American companies and consumers. Stock prices have fluctuated sharply in recent weeks and months, spurring talk of the current bull market's near-term prospects.

       Going forward, the real challenge will be assessing the true impact of the Asian situation on our own economy. The Federal Reserve Board has held firm on short-term interest rates, seeing that inflation remains in check and that economic growth continues at a moderate pace.

MARKET REVIEW

       The senior loan market, in our opinion, has demonstrated that it is an integral part of our expanding economy. Corporate borrowing has helped to fuel the business activity that is driving economic growth. In the trillion-dollar corporate arena, last year's new issue volume of leveraged senior loans was in the range of $194 billion, ample evidence that corporations are actively pursuing their goals.

       This is not to say that the senior loan market offers any guarantees. Clearly, the fortunes of the companies we invest in are closely tied to the fortunes of the consumers who purchase their goods and services. We believe the burden of consumer debt--in the form of credit card balances and high mortgage payments, for example--is high enough to be worrisome and will warrant vigilant monitoring.

                                                           Continued on page two

Photo of McDonnell & Powell
                     DENNIS J. MCDONNELL AND DON G. POWELL

       As always, the careful evaluation of corporate credit risk is an absolute requirement when investing in senior loans, particularly those that involve more speculative companies. Our approach is to build a senior loan portfolio around a core of companies that offer basic goods and services--ideally, to focus on companies that are fundamental to the consumer's everyday life. For a listing of portfolio holdings (including credit ratings, where applicable), see the Portfolio of Investments included in this report.

OUTLOOK

       We believe economic growth is likely to be moderate in coming months, with the impact of the Asian economic crisis becoming much more evident. If worsening global economic conditions continue, we would expect the Fed to lower short-term interest rates soon.

       While this asset class has little chance of outperforming equity securities in a bull market, we will seek to assemble an array of senior loan holdings that have the potential to provide the Fund with a relative degree of stability over an extended period of time and in a variety of market conditions. Of course, it would be reckless to predict smooth sailing indefinitely. It is inevitable that our senior loan portfolios will encounter rough spots from time to time. What bolsters our confidence is the belief that senior corporate loans have characteristics--such as their status as senior corporate debt--that can make them an ideal complement to the more aggressive components of an investor's portfolio. In addition, we believe our research capabilities are unmatched within the industry.

       To better understand the outlook for your investment, please see the commentary of your Fund's portfolio management team on the pages that follow. We thank you for entrusting a portion of your assets to our care.

Sincerely,

[SIG.]

Don G. Powell

Chairman

Van Kampen Investment Advisory Corp.

[SIG.]

Dennis J. McDonnell

President

Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JULY 31, 1998

                      VAN KAMPEN SENIOR FLOATING RATE FUND

 TOTAL RETURNS

Life-of-Fund cumulative total return(1).....................     2.52%
Commencement date...........................................  03/27/98
Distribution rate(2)........................................     6.57%

 SHARE VALUATIONS

Net asset value on 07/31/98.................................    $10.04
Since inception high net asset value (07/31/98).............    $10.04
Since inception low net asset value (03/27/98)..............    $10.00

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of any early withdrawal charges.

(2) Distribution rate is based upon the July 24, 1998 offering price of $10.04 and the current monthly dividend of $.0550 per share.

Past performance does not guarantee future results. Distribution rates and net asset value may fluctuate with market conditions. Fund shares, when tendered, may be worth more or less than their original cost.

This report is intended for shareholders of the Fund and may not be used as sales literature with prospective investors unless it is preceded or accompanied by the Fund's current prospectus, which gives more complete information about charges and expenses, investment objectives and operating policies. Prospective investors should read the prospectus carefully before investing or sending money.

                               GLOSSARY OF TERMS

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to shareholders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the Fund is entitled will be paid.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

                          PORTFOLIO MANAGEMENT REVIEW

                      VAN KAMPEN SENIOR FLOATING RATE FUND

We recently spoke with the portfolio manager of the Van Kampen Senior Floating Rate Fund about the key events and economic forces that shaped the markets since the Fund's inception on March 27, 1998. The Fund's portfolio manager, Jeffrey W. Maillet, senior vice president of Van Kampen Investment Advisory Corp., has been responsible for the day-to-day management of the Fund's portfolio since its inception. The following excerpts reflect his views on the Fund's performance from inception on March 27, 1998 to July 31, 1998.
Q HOW DID CONDITIONS IN THE SENIOR LOAN MARKET AFFECT YOUR INVESTMENT OF THE FUND'S ASSETS SINCE ITS INCEPTION?

A The senior loan market continued to benefit from the strong U.S. economy, which supported corporate profits and helped many companies make their loan payments on schedule. According to Loan Pricing Corporation, more than $194 billion in new issues were introduced to the leveraged senior loan market last year, and supply continues to be strong in 1998. As such, we've had plenty of securities to choose from in investing the Fund's new assets.

Q      WHAT AREAS PROVIDED THE BEST OPPORTUNITIES FOR THE FUND?

A Most of the senior loans in the portfolio are made to providers of basic goods and services. The Fund's assets ranged across many industries, including automotive, wireless communications, and manufacturing. We financed loans to Breed Technologies, an airbag manufacturer, and Numatics, a maker of pneumatic fluid power equipment. We also provided the financing that allowed Bridge Information Systems, a global market data company, to purchase several Dow Jones news retrieval and information services. In addition, we are providing the senior lending for a deal between BellSouth and Safra, a Brazilian firm, to create BCP SP Ltd., a wireless communications company in Sao Paulo. We encourage you to look at the complete listing of the Fund's investments--you'll probably see familiar companies whose products and services you use every day. Keep in mind that not every loan in the portfolio will produce positive results, and all of the loans are subject to credit risk.

Q      HOW HAS THE FUND PERFORMED?

A The Fund's cumulative total return between March 27, 1998 and July 31, 1998, was 2.52 percent(1) at net asset value (NAV). During the reporting period, the Fund's NAV remained within a very narrow range of $10.00 and
$10.04 per share. Based on the July 24, 1998, public offering price of $10.04 per share, the Fund's current monthly dividend of $0.0550 represents a distribution rate of 6.57 percent(2). For more information on the Fund's performance, please refer to the chart on page three.


Q      ARE YOU PLEASED WITH THE FUND'S PERFORMANCE?

A Yes, we are. Its NAV has fluctuated four cents since its inception, and its distribution rate of 6.57 percent(2) compared favorably to the 3-month Treasury bill's yield of 5.07 percent, as well as the 30-year
Treasury bond's yield of 5.71 percent at the end of the reporting period.*
    Of course, the Fund should never be viewed as a substitute for government-backed investments, like Treasury bonds--Treasuries don't have the same credit risks that senior loans have. But it's important to remember that investment risk and return have typically been correlated. Senior loans have the potential to offer greater returns but greater risk than Treasury securities. Over time, however, they may also provide greater relative stability but lower returns than stocks. Senior loans are discussed in more detail in "A Focus on Senior Loans" on page seven.

     Q
      WHAT IS YOUR OUTLOOK FOR INTEREST RATES?
     A
      We believe short-term rates are going to head lower. The Fed had expected that the economic crisis in Asia would put a much-needed damper on the U.S. economy, slowing it down to more controllable levels and heading off the threat of inflation. This has happened. However, Asia's economic problems have destabilized world markets to a larger degree than was previously expected. This will probably lead to a more dramatic decline for the U.S. markets. To counteract the effect of a potentially worsening worldwide economic slowdown, we believe the Fed is going to have to lower interest rates soon.
     Q
      IF INTEREST RATES DO CHANGE, HOW IS THE FUND POSITIONED IN THE EVENT OF AN ECONOMIC SLOWDOWN?
     A
      First, senior loans have the ability to adjust their interest payments over time with changes in interest rates. That means changes in interest rates could lead to a corresponding increase or decrease in income for the
Fund. Next, with regard to an economic slowdown, we've constructed a portfolio that we believe can withstand an economic slowdown. We deal in higher-yielding, higher-risk securities, so we're always mindful of the threat of a slowdown. But keep in mind that our holdings are senior loans. This means that if one of the companies in our portfolio runs into earnings trouble, we have priority claim on the assets before that company's equity and bond investors, although we can't promise that every loan in the Fund will be repaid.
    If the economy slows, we would definitely expect some defaults among the Fund's loans, but we are confident in our management abilities to handle such a scenario. Our team has successfully navigated senior loan products through a variety of economic conditions, and we believe we are prepared to handle whatever challenges the economy presents.

[SIG]
Jeffrey W. Maillet
Portfolio Manager

* U.S. Treasuries are backed by the full faith and credit of the U.S. government, while the Fund is not; the Fund is subject to credit risks. U.S. Treasury bills are short-term obligations of the U.S. government that are purchased at a discount and mature at face value. Past performance does not guarantee future results.

                                              Please see footnotes on page three

                            A FOCUS ON SENIOR LOANS

       The Senior Floating Rate Fund invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the Fund's management team, are important to the integrity of the Fund's portfolio. These include:

SENIOR STANDING

       With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the Fund is entitled will be paid. For more details, please refer to the prospectus.

COLLATERAL BACKING

       Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include accounts receivable or inventory, buildings, and real estate, among others. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of non-payment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

       Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the Fund's security interest in the loan's collateral to be invalidated.

CREDIT QUALITY

       Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the Fund's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the Fund invests. This may occur in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the Fund holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the Fund's net asset value may be more or less than at the time of the investment.

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN SENIOR FLOATING RATE FUND

 TOP FIVE PORTFOLIO SECTORS*

AS OF JULY 31, 1998

Telecommunications -- Cellular..............................  11.3%
Finance.....................................................  11.1%
Health Care.................................................   6.1%
Machinery...................................................   5.9%
Broadcasting -- Television..................................   5.7%

 *As a Percentage of Variable Rate Senior Loan Interests

 TOP FIVE HOLDINGS AS A PERCENTAGE OF VARIABLE RATE SENIOR LOAN INTERESTS

AS OF JULY 31, 1998
BCP SP Ltd. ................................................  10.4%
Vencor, Inc. ...............................................   6.1%
Ocean Rig (Norway) .........................................   4.6%
Le Group Forex, Inc. .......................................   4.6%
Intesys Technologies, Inc. .................................   3.5%

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                              Bank Loan Ratings+
 Amount                                                                Moody's        S&P
  (000)                             Borrower                               (Unaudited)         Stated Maturity*        Value
--------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS  79.5%
            AEROSPACE/DEFENSE  1.5%
 $ 4,990    Aerostructures Corp., Term Loan..........................  NR             NR           12/31/03         $  4,990,387
     981    Whittaker Corp., Term Loan...............................  NR             NR           05/31/03              980,770
     300    Whittaker Corp., Revolving Credit........................  NR             NR           05/31/01              300,000
                                                                                                                    ------------
                                                                                                                       6,271,157
                                                                                                                    ------------
            AUTOMOTIVE  1.2%
   5,111    Breed Technologies, Inc., Term Loan......................  B1             BB     04/27/04 to 04/27/06      5,111,156
                                                                                                                    ------------
            BROADCASTING -- CABLE  1.2%
   5,000    Insight Communication Co., L.P., Term Loan...............  NR             NR           03/31/05            5,001,861
                                                                                                                    ------------
            BROADCASTING -- TELEVISION  4.6%
   8,684    NTL (UK) Group, Term Loan................................  NR             NR           12/31/05            8,684,233
  10,000    Sinclair Broadcasting, Term Loan.........................  Ba2            BB-          09/15/05           10,000,067
                                                                                                                    ------------
                                                                                                                      18,684,300
                                                                                                                    ------------
            CHEMICALS, PLASTICS AND RUBBER  3.3%
   6,500    High Performance Plastics, Inc., Term Loan...............  NR             NR           03/31/05            6,500,000
   7,172    Sterling Pulp Chemicals, Inc., Term Loan.................  Ba3            NR           09/30/04            7,171,585
                                                                                                                    ------------
                                                                                                                      13,671,585
                                                                                                                    ------------
            CONSTRUCTION MATERIALS  1.3%
   5,217    Enclosures Holding Corp., Term Loan......................  NR             NR           02/28/05            5,217,216
                                                                                                                    ------------
            CONTAINERS, PACKAGING AND GLASS  3.4%
   5,985    American Bottling, Term Loan.............................  NR             NR           05/01/07            5,985,000
   1,651    Huntsman Packaging Corp., Term Loan......................  Ba2            BB-          12/31/02            1,650,698
   2,365    Huntsman Packaging Corp., Revolving Credit...............  Ba2            BB-          12/31/02            2,365,445
   4,162    Stone Container Corp., Term Loan.........................  Ba3            B+           10/01/03            4,161,672
                                                                                                                    ------------
                                                                                                                      14,162,815
                                                                                                                    ------------
            DIVERSIFIED MANUFACTURING  2.8%
  10,833    Intesys Technologies, Inc., Term Loan....................  NR             NR     06/30/04 to 06/30/06     10,833,351
     763    Intesys Technologies, Inc., Revolving Credit.............  NR             NR           06/30/04              762,671
                                                                                                                    ------------
                                                                                                                      11,596,022
                                                                                                                    ------------
            ECOLOGICAL  0.8%
   3,236    Safety-Kleen Corp., Term Loan............................  Ba3            BB     04/03/05 to 04/03/06      3,236,282
                                                                                                                    ------------
            ELECTRONICS  1.8%
   7,500    Amphenol Corp., Term Loan................................  Ba3            B+           05/19/04            7,506,835
                                                                                                                    ------------
            FARMING & AGRICULTURE  2.4%
   4,995    Seminis, Inc., Term Loan.................................  NR             NR     12/31/03 to 12/31/04      4,994,995
   4,937    Walco International, Term Loan...........................  NR             NR           03/31/04            4,968,246
                                                                                                                    ------------
                                                                                                                       9,963,241
                                                                                                                    ------------
            FINANCE  8.9%
  10,000    Bridge Information Systems, Inc., Term Loan..............  NR             NR           05/27/05           10,000,000
   9,375    Meditrust Corp., Term Loan...............................  NR             NR           07/15/99            9,375,162
   6,992    OSI Holdings Corp., Term Loan............................  B2             NR           10/15/04            6,991,941
  10,000    Paul G. Allen, Term Loan.................................  NR             NR           06/10/03            9,999,827
                                                                                                                    ------------
                                                                                                                      36,366,930
                                                                                                                    ------------
            HEALTHCARE  4.9%
  20,000    Vencor, Inc., Term Loan..................................  B1             B+           01/15/05           20,000,035
                                                                                                                    ------------
            HOME & OFFICE FURNISHINGS  1.6%
   6,500    Imperial Home Decor Group, Inc., Term Loan...............  B1             B+     03/13/05 to 03/13/06      6,500,000
                                                                                                                    ------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                              Bank Loan Ratings+
 Amount                                                                Moody's        S&P
  (000)                             Borrower                               (Unaudited)         Stated Maturity*        Value
--------------------------------------------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS, AND GAMING  2.4%
 $10,000    Aladdin Gaming, LLC., Term Loan..........................  B2             NR           08/26/06         $ 10,000,279
                                                                                                                    ------------
            MACHINERY  4.7%
   4,455    Numatics, Inc., Term Loan................................  Ba3            B+     03/19/04 to 09/19/05      4,454,386
  15,000    Ocean Rig (Norway), Term Loan............................  NR             NR           06/01/08           15,000,701
                                                                                                                    ------------
                                                                                                                      19,455,087
                                                                                                                    ------------
            PAPER AND FOREST PRODUCTS  3.7%
  15,000    Le Group Forex, Inc., Term Loan..........................  NR             BB           06/30/05           15,000,000
                                                                                                                    ------------
            PERSONAL/NON-DURABLE  1.5%
   6,305    Boyd's Collection, Ltd., Term Loan.......................  Ba3            B+           04/21/06            6,305,006
                                                                                                                    ------------
            PRINTING AND PUBLISHING  2.8%
   6,500    Advanstar Communications, Term Loan......................  Ba3            B+           04/30/05            6,500,000
   4,967    TransWestern Publishing, L.P., Term Loan.................  Ba3            B+           10/01/04            4,966,575
                                                                                                                    ------------
                                                                                                                      11,466,575
                                                                                                                    ------------
            RESTAURANTS AND FOOD SERVICE  1.2%
   4,866    Americas Favorite Chicken, Inc., Term Loan...............  Ba3            NR           06/30/02            4,865,998
                                                                                                                    ------------
            RETAIL -- OFFICE PRODUCTS  2.4%
  10,000    U.S. Office Products Co., Term Loan......................  B1             B-           06/09/06           10,000,052
                                                                                                                    ------------
            TELECOMMUNICATIONS -- CELLULAR  9.0%
  34,300    BCP SP, Ltd., Term Loan..................................  NR             NR           03/31/00           33,969,244
   3,000    Cellular, Inc. Financial Corp. (CommNet), Term Loan......  B1             B            09/30/05            3,000,044
                                                                                                                    ------------
                                                                                                                      36,969,288
                                                                                                                    ------------
            TELECOMMUNICATIONS -- HYBRID  0.5%
   2,000    Nextel Finance Co., Term Loan............................  Ba3            B-           09/30/06            2,000,800
                                                                                                                    ------------
            TELECOMMUNICATIONS -- PERSONAL COMMUNICATIONS SYSTEMS2.4%
   9,975    Omnipoint Communications, Inc., Term Loan................  B2             B            02/17/06            9,975,000
                                                                                                                    ------------
            TELECOMMUNICATIONS -- WIRELESS MESSAGING  2.7%
  11,000    TSR Wireless, LLC, Term Loan.............................  NR             NR           06/30/05           11,000,000
                                                                                                                    ------------
            TEXTILES AND LEATHER  3.2%
   8,279    American Marketing Industries, Inc., Term Loan...........  NR             NR     11/30/04 to 11/30/05      8,279,243
   4,986    Joan Fabrics Corp., Term Loan............................  NR             NR     06/30/05 to 06/30/06      4,985,511
                                                                                                                    ------------
                                                                                                                      13,264,754
                                                                                                                    ------------
            TRANSPORTATION  3.3%
   4,450    Gemini Air Cargo, Inc., Term Loan........................  B1             NR           12/12/02            4,450,000
   9,000    OmniTRAX Railroads, LLC., Term Loan......................  NR             NR           05/14/05            9,000,059
                                                                                                                    ------------
                                                                                                                      13,450,059
                                                                                                                    ------------
TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  79.5%
  (Cost $326,481,619)............................................................................................    327,042,333
                                                                                                                    ------------
SHORT-TERM INVESTMENTS  16.1%
  COMMERCIAL PAPER  7.5%
  CSX Corp. ($7,000,000 par, maturing 08/06/98, yielding 5.77%)..................................................      6,994,390
  Case Credit Corp. ($10,000,000 par, maturing 08/03/98, yielding 5.82%).........................................      9,996,767
  Illinois Power Co. ($790,000 par, maturing 08/04/98, yielding 5.85%)...........................................        789,615
  Western Resources, Inc. ($13,400,000 par, maturing 08/03/98 to 08/13/98, yielding 5.72% to 5.75%)..............     13,397,444
                                                                                                                    ------------
                                                                                                                      31,178,216
                                                                                                                    ------------
  SHORT-TERM LOAN PARTICIPATIONS  8.6%
  Anadarko (Pete.) Corp. ($2,500,000 par, maturing 08/05/98, yielding 5.69%).....................................      2,500,000
  Englehard Corp. ($5,000,000 par, maturing 08/04/98, yielding 5.69%)............................................      5,000,000

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

                                                                                                                     Value
------------------------------------------------------------------------------------------------------------------------------
  SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
  Enron Oil & Gas Co. ($11,800,000 par, maturing 08/03/98, yielding 5.80%).....................................    $11,800,000
  National Rural Utilities Cooperative Finance Corp. ($5,000,000 par, maturing 08/20/98, yielding 5.57%).......      5,000,000
  Ralston Purina Co. ($11,000,000 par, maturing 08/03/98, yielding 5.80%)......................................     11,000,000
                                                                                                                  ------------
                                                                                                                    35,300,000
TOTAL SHORT-TERM INVESTMENTS  16.1%
  (Cost $66,478,216)...........................................................................................     66,478,216
                                                                                                                  ------------
TOTAL INVESTMENTS  95.6%
  (Cost $392,959,835)..........................................................................................    393,520,549
OTHER ASSETS IN EXCESS OF LIABILITIES  4.4%....................................................................     17,914,755
                                                                                                                  ------------
NET ASSETS  100.0%.............................................................................................   $411,435,304
                                                                                                                    ----------

NR = Not rated

 + Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by
   Standard & Poor's Group are considered to be below investment grade.

 * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $392,959,835).......................  $393,520,549
Cash........................................................        38,462
Receivables:
  Fund Shares Sold..........................................    16,462,657
  Interest..................................................     2,532,425
Prepaid Expenses............................................       479,486
Unamortized Organizational Costs............................       130,257
Other.......................................................        19,112
                                                              ------------
      Total Assets..........................................   413,182,948
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       491,780
  Initial Offering and Registration Costs...................       471,809
  Investment Advisory Fee...................................       308,459
  Organizational Costs......................................       135,000
  Administrative Fee........................................        97,974
  Distributor and Affiliates................................        73,633
  Service Fee...............................................        45,783
Accrued Expenses............................................       117,395
Trustees' Deferred Compensation and Retirement Plans........         5,811
                                                              ------------
      Total Liabilities.....................................     1,747,644
                                                              ------------
NET ASSETS..................................................  $411,435,304
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 40,992,495 shares issued and
  outstanding)..............................................  $    409,925
Paid in Surplus.............................................   410,157,150
Net Unrealized Appreciation.................................       560,714
Accumulated Undistributed Net Investment Income.............       309,945
Accumulated Net Realized Loss...............................        (2,430)
                                                              ------------
NET ASSETS..................................................  $411,435,304
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($411,435,304 divided by 40,992,495 shares outstanding)...  $      10.04
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                         For the Period March 27, 1998
                    (Commencement of Investment Operations)
                                to July 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $6,476,183
Fees........................................................      19,415
                                                              ----------
    Total Income............................................   6,495,598
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     756,106
Administrative Fee..........................................     198,975
Service Fee.................................................     119,385
Printing Costs..............................................      91,588
Shareholder Services........................................      88,345
Custody.....................................................      35,816
Amortization of Organizational Costs........................       9,743
Trustees' Fees and Expenses.................................       6,075
Other.......................................................     248,540
                                                              ----------
    Total Expenses..........................................   1,554,573
    Less Investment Advisory Fees Waived....................     179,972
                                                              ----------
    Net Expenses............................................   1,374,601
                                                              ----------
NET INVESTMENT INCOME.......................................  $5,120,997
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $   (2,430)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................         -0-
  End of the Period.........................................     560,714
                                                              ----------
Net Unrealized Appreciation During the Period...............     560,714
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  558,284
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $5,679,281
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                         For the Period March 27, 1998
                    (Commencement of Investment Operations)
                                to July 31, 1998
--------------------------------------------------------------------------------

                                                              Period Ended
                                                              July 31, 1998
---------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $5,120,997
Net Realized Loss...........................................        (2,430)
Net Unrealized Appreciation During the Period...............       560,714
                                                              ------------
Change in Net Assets from Operations........................     5,679,281
Distributions from Net Investment Income....................    (4,980,066)
                                                              ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       699,215
                                                              ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................   408,647,472
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     3,263,134
Cost of Shares Repurchased..................................    (1,274,517)
                                                              ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   410,636,089
                                                              ------------
TOTAL INCREASE IN NET ASSETS................................   411,335,304
NET ASSETS:
Beginning of the Period.....................................       100,000
                                                              ------------
End of the Period (Including undistributed net investment
  income of $309,945).......................................  $411,435,304
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

 For the Period March 27, 1998 (Commencement of Investment Operations) to July
                                    31, 1998
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   5,679,281
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (393,520,549)
  Increase in Interest and Fees Receivables.................     (2,532,425)
  Increase in Prepaid Expenses..............................       (479,486)
  Increase in Unamortized Organizational Costs..............       (130,257)
  Increase in Other Assets..................................        (19,112)
  Increase in Offering & Registration Fees..................        471,809
  Increase in Investment Advisory Fees......................        308,459
  Increase in Organizational Costs Payable..................        135,000
  Increase in Accrued Expenses..............................        117,395
  Increase in Administrative Fees...........................         97,974
  Increase in Distributor & Affiliates Payable..............         73,633
  Increase in Service Fees..................................         45,783
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................          5,811
                                                              -------------
    Total Adjustments.......................................   (395,425,965)
                                                              -------------
NET CASH USED FOR OPERATING ACTIVITIES......................   (389,746,684)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    392,184,815
Payments on Shares Repurchased..............................     (1,274,517)
Cash Dividends Paid.........................................     (1,225,152)
                                                              -------------
  Net Cash Provided by Financing Activities.................    389,685,146
                                                              -------------
NET DECREASE IN CASH........................................        (61,538)
Cash at Beginning of the Period.............................        100,000
                                                              -------------
CASH AT END OF THE PERIOD...................................  $      38,462
                                                                -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                             March 27, 1998
                                                             (Commencement
                                                             of Investment
                                                             Operations) to
                                                             July 31, 1998
---------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................    $10.000
                                                                -------
  Net Investment Income.....................................       .213
  Net Realized and Unrealized Gain..........................       .034
                                                                -------
Total from Investment Operations............................      0.247
                                                                -------
Less Distributions from Net Investment Income...............      0.210
                                                                -------
Net Asset Value, End of the Period..........................    $10.037
                                                                =======
Total Return*...............................................      2.52%**
Net Assets at End of the Period (In millions)...............    $ 411.4
Ratio of Expenses to Average Net Assets*....................      1.70%
Ratio of Net Investment Income to Average Net Assets*.......      6.33%
Portfolio Turnover..........................................         4%**
* If certain expenses had not been waived by Van Kampen,
  Total Return would have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net Assets.....................      1.92%
Ratio of Net Investment Income to Average Net Assets........      6.11%

**Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund, formerly known as Van Kampen American Capital Senior Floating Rate Fund (the "Fund"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Fund's Variable Rate Senior Loan interests, totaling $327,042,333 (79.5% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Fund's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interest, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and the maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interest have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs are being amortized on a straight line basis over the 60 month period ending March 26, 2003. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

                                 July 31, 1998
--------------------------------------------------------------------------------

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       At July 31, 1998, for federal income tax purposes cost of long- and short-term investments is $392,957,384, the aggregate gross unrealized appreciation is $719,299 and the aggregate gross unrealized depreciation is $156,134 resulting in net unrealized appreciation of $563,165. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent differences of $169,014 relating to certain offering costs which are not deductible for tax purposes have been reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                            % PER ANNUM
-------------------------------------------------------------------------
First $4.0 billion..........................................   .950 of 1%
Next $3.5 billion...........................................   .900 of 1%
Next $2.5 billion...........................................   .875 of 1%
Over $10.0 billion..........................................   .850 of 1%

       In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

       For the period ended July 31, 1998, the Fund recognized expenses of approximately $16,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the period ended July 31, 1998, the Fund recognized expenses of approximately $9,700 representing the Administrator's or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the period ended July 31, 1998, the Fund recognized expenses for their services

                                 July 31, 1998
--------------------------------------------------------------------------------

of approximately $68,400. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 1998, paid in surplus aggregated $410,157,150. Transactions in common shares were as follows:

                                                              PERIOD ENDED
                                                              JULY 31, 1998
---------------------------------------------------------------------------
Beginning Shares............................................       10,000
                                                               ----------
Shares Sold.................................................   40,784,384
Shares Issued Through Dividend Reinvestment.................      325,311
Shares Repurchased..........................................     (127,200)
                                                               ----------
Net Increases in Shares.....................................   40,982,495
                                                               ----------
Outstanding Ending Shares...................................   40,992,495
                                                               ==========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $334,319,527 and $7,911,217, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the common shares at that time. For the period ended July 31, 1998, 127,200 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the period ended July 31, 1998, Van Kampen received early withdrawal charges of approximately $11,320 in connection with tendered shares of the Fund.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes

                                 July 31, 1998
--------------------------------------------------------------------------------

the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

       At July 31, 1998, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
SELLING PARTICIPANT                                             (000)       (000)
----------------------------------------------------------------------------------
Bankers Trust...............................................   $ 8,279     $ 8,279
Canadian Imperial Bank of Commerce..........................    19,459      19,461
                                                               -------     -------
Total.......................................................   $27,738     $27,740
                                                               =======     =======

8. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

       Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the period ended July 31, 1998, the Fund paid service fees of $73,602 to Van Kampen.

9. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position our business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but we do not anticipate that the move to Year 2000 will have a material impact on our ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Senior Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Fund (the "Fund"), including the portfolio of investments, as of July 31, 1998, and the related statements of operations, cash flows and changes in net assets and financial highlights for the period from March 27, 1998 (commencement of investment operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 1998, the results of its operations, cash flows, the changes in its net assets and financial highlights for the period from March 27, 1998 (commencement of investment operations) to July 31, 1998, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois

September 4, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
Senior Loan
   Prime Rate Income Trust
   Senior Floating Rate

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, click on Investors' Place, and select Prospectuses and Reports

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                      VAN KAMPEN SENIOR FLOATING RATE FUND

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
STEVEN MULLER
THEODORE A. MYERS
DON G. POWELL*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
JEFFREY W. MAILLET*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                      VAN KAMPEN SENIOR FLOATING RATE FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                                       24